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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): AUGUST 13, 2002



                           GRAFTECH INTERNATIONAL LTD.
             (Exact Name of Registrant as Specified in its Charter)



        DELAWARE                       1-13888                 06-1385548
      (State or Other            Commission File Number)     (I.R.S. Employee
Jurisdiction of Incorporation)                            Identification Number)



    BRANDYWINE WEST, 1521 CONCORD PIKE, SUITE 301, WILMINGTON, DELAWARE 19803
          (Address of Principal Executive Offices, including Zip Code)



        Registrant's Telephone Number, including Area Code: 302-778-8227




                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 9.           REGULATION FD DISCLOSURE.

         GrafTech International Ltd. (the "Corporation") hereby furnishes the following information:

         The Corporation filed a Quarterly Report on Form 10-Q for the period ending June 30, 2002 (the "Report") with the Securities and Exchange Commission on the date hereof. The Report was accompanied by certifications of each of its Chief Executive Officer, Gilbert E. Playford, and its Chief Financial Officer, Corrado F. De Gasperis, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. A copy of each of these certifications is attached hereto as Exhibit 99.1 and Exhibit 99.2.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             GRAFTECH INTERNATIONAL LTD.


Date:  August 13, 2002                       By:  /S/ CORRADO F. DE GASPERIS
                                                  --------------------------
                                                  Corrado F. De Gasperis
                                                  VICE PRESIDENT, CHIEF
                                                  FINANCIAL OFFICER AND
                                                  CHIEF INFORMATION OFFICER
                                                  (PRINCIPAL ACCOUNTING OFFICER)


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                                  EXHIBIT INDEX


99.1 Certification Pursuant to 18 U.S.C. Section 1350, as adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, dated August 13, 2002.

99.2 Certification Pursuant to 18 U.S.C. Section 1350, as adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, dated August 13, 2002.